Exhibit 99.1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. SPARK NETWORKS, INC. 11150 SANTA MONICA BOULEVARD ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS SUITE 600 If you would like to reduce the costs incurred by our company in mailing proxy LOS ANGELES, CA 90025 materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1. and 2. For Against Abstain 1. Adopt the Agreement and Plan of Merger, dated as of May 2, 2017, as it may be amended from time to time, by and among Spark, Affinitas GmbH, Blitz 17-655 SE, and Chardonnay Merger Sub, Inc., and approve the merger. 2. Approve any motion to adjourn the Special Meeting, if necessary or appropriate, to another time or place, (i) to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement and approve the merger, (ii) to provide to Spark stockholders in advance of the special meeting any supplement or amendment to the proxy statement/prospectus or (iii) to disseminate any other information which is material to the Spark stockholders voting at the special meeting. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For address change/comments, mark here. (see reverse for instructions) Yes No R1.0.1.17 Please indicate if you plan to attend this meeting This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should 0000344624_1 sign. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Special Meeting The Notice and Proxy Statement are also available at www.proxyvote.com. SPARK NETWORKS, INC. PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY The undersigned stockholder(s) hereby acknowledge(s) receipt of the Notice of the Special Meeting of Stockholders ("Special Meeting") of Spark Networks, Inc. (the "Company") dated and the accompanying Proxy Statement related to the Special Meeting, and appoint each of Daniel M. Rosenthal and Robert W. O'Hare, and either of them, each with the power of substitution in each, as attorney-in-fact and proxies for, and in the name and place of, the undersigned at the Special Meeting. Said proxies are hereby given authority to vote all shares which the undersigned is entitled to vote at the Special Meeting, to be held at local time, on 2017 at 1150 Santa Monica Boulevard, suite 600, Los Angeles, California 90025 and at any and all adjournments or postponements thereof, on behalf of the undersigned the matters set forth on the reverse side hereof and in the manner designated. Said proxies may vote according to their discretion on any other matters which may properly come before the Special Meeting or any adjournment or postponement thereof. The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Special Meeting or any adjournment or postponement thereof. If not otherwise specified, shares will be voted FOR all nominees in Proposal 1 and FOR Proposal 2, as described in the Proxy Statement, and as the proxy holders deem advisable on such matters as may properly come before the Special Meeting. Our Board of Directors has fixed the close of business on , 2017 as the record date (the "Record Date") for determining the stockholders entitled to notice and to vote at our Special Meeting or any adjournment or postponement thereof. Only stockholders at the close business on the Record Date are entitled to vote at our Special Meeting. PLEASE MARK, SIGN DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSEDPOSTAGE-PAID ENVELOPE. Address change/comments: R1.0.1.17 0000344624_2 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side